UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2013

Saveene Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	6770	26-3551294
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification Number)

30 EGLINTON AVE W, SUITE 808,

MISSISSAUGA ONTARIO M5H 2W9

CANADA

1 866 520 2370

(Address and telephone number of principal executive offices and principal place of business)

Andrea Zecevic, President and Chief Executive Officer

30 EGLINTON AVE W, SUITE 808,

MISSISSAUGA ONTARIO M5H 2W9

CANADA

1 866 520 2370

(Name, address and telephone number of agent for service)

Copy to:

John F. Hanzel, P. A

Attorney at Law

19425 Liverpool Parkway Suite G
Cornelius, NC 28031 US
Ph: (888) 341-5241

Fax: (704) 892-5784

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

x Written communications pursuant to Rule 425 under the Securities Act

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement.

On March 13th, 2013, SAVEENE GROUP, INC (the “Company”) entered into a share exchange agreement (the “Exchange Agreement”) with 2235150 ONTARIO INC (the “Shareholder”). The managing director of the Shareholder is Andrea Zecevic, who is the Company’s chief executive officer. Pursuant to the Exchange Agreement, the Company issued 27,500,000 shares of Common Stock to the Shareholder in exchange for 3 Common shares of 2235150 ONTARIO INC held by the Shareholder, representing 100% of the outstanding capital stock of 2235150 ONTARIO INC.

2235150 Ontario Inc. is a Canadian corporation engaged in the business of commercial real estate rental and generates revenues from the commercial properties rental. The purpose of the company is to buy, sell, rent, and improve any and all aspects of real estate. The Company owned one building in Mississauga, Ontario Canada which was sold February 7TH, 2013. The company is currently seeking new properties to purchase. During current economic downturn, many landlords or commercial building owners prefer to lease rather than self-own the properties so that they are able to preserve the limited cash available in their business. All of them are “potential lessees” of 2235150 Ontario Inc, which is devoted to help fill that demand.

2235150 Ontario Inc. also seeks to increase the income from sales of properties. From time to time Saveene Group, Inc. may sell one of its properties and invest in other new properties that have bigger profit margins and thus increase shareholders’ value. 2235150 Ontario Inc. also seeks the acquisition of land, of which planning, financing, community design, and the development of all supporting infrastructure have commenced.

For the residential division of 2235150 Ontario Inc. the focus is on luxury homes, villas, lakefront properties, beach front properties built or offered in the world’s most sought after locations and with great earning potential throughout all seasons.

2235150 Ontario Inc. fits the business model of Saveene Group, Inc. (the “Company”), which focuses on various types of commercial rental property including: office buildings, warehouses, shopping malls, retail stores, and so on.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 2.01 Completion of Acquisition or Disposition of Assets

See Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

Purchase of 7,500,000 shares of common stock by Andre Zecevic. (See Exhibit 10.1)

Item 3.03 Material Modification to Rights of Security Holders.

See Item 1.01.

Item 5.01 Changes in Control of Registrant

The information provided in Item 1.01 and Item 5.02 is hereby incorporated by reference herein.

Upon closing of the Exchange Agreement, the Company shall issue 27,500,000 shares of Common Stock to the Shareholder in exchange for 100% of the capital stock of 2235150 ONTARIO INC, which will give the Shareholder an interest in the Company representing the majority of the issued and outstanding shares on a fully diluted basis. In addition, the shareholder of 2235150 ONTARIO INC purchased 7,500,000 common shares of the Company through regulation D dated January 24, 2013. See Exhibit 10.1

The aforementioned transactions shall cause a change in control of the Registrant.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Andrea Zecevic, Chief Executive Officer, A former scientist, Ms. Zecevic ventured into the marketing industry ten years ago. Andrea Zecevic, Chief Executive Officer of a Marketing Corporation, has been recognized by Cambridge Who's Who for showing dedication, leadership and excellence in business management.

After working in relative isolation as a scientist in a biological laboratory, Ms. Zecevic realized that she wanted to work in a profession that would allow her to engage her rapport-building and presentation skills, as well as her aptitude for research. She found her niche in the marketing industry eight years ago, and has served as CEO of a Marketing Corporation for the past eight years. As CEO, Ms. Zecevic finds ways to maximize client companies' revenue, visibility and growth. She has also expanded the company and cultivated an expertise in the management and development of new ideas. Ms. Zecevic keeps abreast of market trends, social media, public relations, and investor relations to measure stakeholder satisfaction.

Ms. Zecevic earned a Science degree, with honors, from the University of Toronto. She is pursuing an MBA and holds membership to the Canadian Marketing Association. Her plans include to successfully run a property management business utilizing her vast marketing skills, and acquired management skills to bring value to all stakeholders all while finding innovative ways to increase the performance of the value chain all while keeping an eye on key performance indicators, competition, and measuring the market demands.

Ms. Zecevic also speaks multiple languages adding value to building relationships that can increase shareholder value over time, through various potential mergers and supplier relationships that can serve to increase the value and performance for all stakeholders. Ms. Zecevic utilizes her strategic management skills to develop a high degree of focus, divergence and a compelling tagline that is sure to increase customer delight and business performance levels.

Appointment of Teresa Rubio, Chief Operations Officer, and Ms. Rubio brings over 40 years of entrepreneurial experience in financial markets with focus on business management, administration and accounting in Canada, Spain and Argentina. At a young age of 19, Teresa began working at one of the top retail stores in Argentina while continuing her studies in the field of Accounting; where she gained experience in the areas of bookkeeping, accounting, and controlling.

From 1974 to 1980 Ms. Rubio, after graduating as an accountant, moved to Canada to pursue her career in her field of specialty by working at a Technology and Consulting Firm, where she gained technical experience and acquired a high degree of management as well as organizational skills. From 1980 to 1983 Ms. Rubio moved to Spain to be with her family and worked for a food manufacturing plant doing accounting. From 1980 to 2000 Ms. Rubio went off to pursue other interest in the Ministry of Education. Ms. Rubio’s ability to meet deadlines, manage projects, multitask and implement bookkeeping systems has made her a top Finance and Administration Manager. From 2005 to 2009 Ms. Rubio was asked to run a construction company. As Chief Executive Officer her previous experience in management, accounting, technical experience as well as her ability to speak four (Spanish, Italian, Portuguese, and English) languages has helped the company with foreign clients.

Ms. Rubio currently offers consulting to various companies in need for good accounting processes, and business management in various business operations sectors.

Appointment of Mr. Keith Roberts, Chief Financial Officer.

As President of Comprehensive Business Services, Mr. Roberts brings over 30 years of experience in the areas of finance, administration and manufacturing at the senior management level. After graduating from University of Waterloo with a Bachelor of Mathematics, Mr. Roberts pursued a professional accounting designation obtaining his CMA in 1983. After serving several years at key level positions in a variety of industries including -

Branch Controller - NCR Canada, - 1980 - 1983

Manager of Operations - Polar Plastics Ltd. - 1983 - 1987

VP & General Manager - Kirby Manufacturing - 1987 - 1991

VP-Finance & Administration - Eco-Med Pharmaceuticals Ltd - 1991 - 1995,

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Mr. Roberts established his own accounting firm in 1995. For the next 10 years, Mr. Roberts successfully marketed and grew his practice providing accounting, financial and overall business expertise to small business owners to over a 100 clients in all areas of industrial and retail operations until its downsizing in 2005.

From 2005 to present, Mr. Roberts has been a financial strategist and his background bodes well as he continues as President of Comprehensive Business Services consulting and utilizing his diversified skills for a select group of corporate clients.

Compensation of Officers and Directors

Andrea Zecevic, Chief Executive Officer

Ms. Zecevic shall receive a base salary of $150,000 per year, plus customary benefits for all of her professional time to her service as an officer of the Company.

Compensation of Officers of Saveene Group, Inc.

Teresa Rubio, Chief Operations Officer (Ability to buy options at 30% discount based on meeting established milestones)

Keith Roberts, Chief Financial Officer, (Ability to buy options at 30% discount based on meeting established milestones)

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Fiscal Year.

Effective as of December 31, 2012, the Board of Directors has approved the following amendment to the Company’s By-Laws:

The Company changed its corporate name from MEIGUO VENTURES I, INC. to SAVEENE GROUP, INC. with the state of Delaware.

Item 5.06 Change in Shell Company Status

As a result of the March 13th, 2013 acquisition of 2235150 ONTARIO INC, the Company is no longer a “blank check” or “shell company” as such term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. Accordingly, we are providing below the information herein that would be included in a Form 10.

In this Report, we rely on and refer to information and statistics regarding our industry that we have obtained from a variety of sources. Some of this information is publicly available and has not been specifically prepared for us for use in this report or otherwise. Although we believe that this information is generally reliable, we cannot guarantee, nor have we independently verified, the accuracy and completeness of such third party information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of Business Acquired. The required financial statements will be filed no later than 71 calendar days after the date of the filing of this report on Form 8-K.

(b) Pro forma financial information. The required pro forma financial information will be filed no later than 71 calendar days after the date of the filing of this report on Form 8-K.

(c) Shell company transactions. As a result of the 2235150 ONTARIO INC, the Company is no longer a “blank check” or “shell company” as such term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act

(d) Exhibits.

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FORM 10 DISCLOSURES

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The following cautionary statements identify important factors that could cause our actual results to differ materially from those projected in forward-looking statements made in this Current Report on Form 8-K (this “Report”) and in other reports and documents published by us from time to time. Any statements about our beliefs, plans, objectives, expectations, assumptions, future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “believes,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intend,” “plan,” “projection,” “outlook” and the like, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, as we issue “penny stock,” as such term is defined in Rule 3a51-1 promulgated under the Exchange Act, we are ineligible to rely on these safe harbor provisions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of our Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned to carefully read all “Risk Factors” set forth under Item 1A and not to place undue reliance on any forward-looking statements. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions of the forward-looking statements contained or incorporated by reference herein to reflect future events or developments, except as required by the Exchange Act. New factors emerge from time to time, and it is not possible for us to predict which will arise or to assess with any precision the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Unless otherwise provided in this Report, references to the “Company,” “Saveene Group, Inc.,” the “Registrant,” the “Issuer,” “we,” “us,” and “our” refer to Saveene Group, Inc. (formerly known as MEIGUO VENTURES I, INC.)

SPECIAL NOTE REGARDING VOLUNTARY FILER STATUS

As of the effective date of our registration statement on Form S-1, SAVEENE GROUP CORP, formerly known as MEIGUO VENTURES I, INC., became subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, we will file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You should call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

Our SEC filings will also be available to the public at the SEC's web site at http://www.sec.gov.

You may request, and we will voluntarily provide, a copy of our filings, including our annual report, which will contain audited financial statements, at no cost to you, by writing or telephoning us at the following address and telephone number:

SAVEENE GROUP CORP,

28248 North Tatum Blvd., Suite B-1-434,

Cave Creek, Arizona 85331

(602) 300-04327

Business

Corporate Information

SAVEENE GROUP CORP ("Company") was incorporated in the State of Delaware on October 31, 2008 as MEIGUO VENTURES I, INC. The Company changed its name to Saveene Group, Inc. on December 31, 2012. The Company has been in the developmental stage since inception and has recently acquired 2235150 ONTARIO INC as a wholly owned subsidiary. The Company has no full-time employees and owns 2235150 ONTARIO INC and its assets. The Company was formed as a vehicle to pursue a business combination and has completed its first transaction with the purchase of 2235150 ONTARIO INC. The business purpose of the Company is to seek the acquisition of or merger with, an existing company, and/or properties.

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The Business

SAVEENE GROUP CORP shall have autonomy to operate independently of the holding company save and except that it will report its revenue and business matters to the parent company on a timely quarterly and annual basis

The company website is: http://www.saveene.com

We offer one of the most unique based value added real estate development and reseller programs (var) for your real estate needs. Through our wholly owned subsidiaries we engage in VAR activities in land acquisition, of startup real estate projects where land planning, finance, home and community design and the development of all supporting infrastructure has already commenced and proven. Saveenes' commitment to its customer means building VAR luxury homes, villas, lake front and beach front properties and condominiums that buyers can be proud of homes tailored to the specific needs of the modern family and built in some of world's most sought-after locations. Currently we have projects on going in Canada, Mexico, Spain and Costa Rica. We have developed properties for sale, rent and soon fractional ownership in Canada, Mexico, and Spain. Our next development focus is in Costa Rica in a millionaire’s row coastal mountain top, overlooking lush rain forests and tropical forests.

Our passion for customer service means we listen to our homeowners' suggestions and then build those suggestions into our projects. It’s why we're considered one of the best VAR homebuilders and #1 in customer service. It’s why we build homes that emphasize style, design, quality and liability. Saveene real estate developers is a Canadian based value added real estate development and Reseller Company (var). Through our wholly owned subsidiaries we engage in var activities in land acquisition, of startup real estate projects where land planning, finance, home and community design and the development of all supporting infrastructure has already commenced and proven.

Simply put, we work with existing real estate developers. We buy a block of lots or premium lots such as our "millionaire’s row" in Costa Rica where we intend to build a 7,000 to 9,000 sq foot mansion on top of the pristine mountain peak overlooking the rain forest tropical valleys and the beach. Our other product range includes villas and lake front homes in Spain and Canada. In Canada we also ventured into industrial commercial and investment space (ici). We developed an ici project near Toronto international airport in an industrial building and converted it to multi office complex with luxurious and high grade finishes.

In Costa Rica we selected the finest builders who have completed 875 new home sites completed all supporting infrastructure including: paver roads, water, sewer, electrical, internet, cable, and telephone to more than 600 home sites. Each site, development and team has been carefully selected to provide a balanced and complementary range of services, utilizing the latest in technology and innovations while also meeting budget and scheduling requirements. Our customers work with our team and builders in house architects, engineers and design teams to construct one of our luxurious high-end homes choosing selected finishes, interior decor packages and custom modifications to suit their taste and lifestyle.

Our future plans include fractional ownership and time share.

Where You Can Find More Information

As of the effective date of our registration statement on Form S-1, SAVEENE GROUP CORP became subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, we will file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You should call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings will also be available to the public at the SEC's web site at http://www.sec.gov.

You may request, and we will voluntarily provide, a copy of our filings, including our annual report, which will contain audited financial statements, at no cost to you, by writing or telephoning us at the following address and telephone number:

SAVEENE GROUP CORP,

30 EGLINTON AVE W, SUITE 808,

MISSISSAUGA ONTARIO M5H 2W9

CANADA

1 866 520 2370

We maintain an Internet website at www.saveene.com .. In addition to news and other information about our company, we make available on our website our annual report on Form 10-K, our quarterly reports on Form 10-Q, our current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after we electronically file this material with, or furnish it to, the Securities and Exchange Commission and copies of our Code of Ethics. The information available on our website is provided for convenience only and is not incorporated into this Report.

You may also request a copy of our filings at no cost, by writing or telephoning us at:

Saveene Group, Inc..

30 EGLINTON AVE W, SUITE 808,

MISSISSAUGA ONTARIO M5H 2W9

CANADA

1 866 520 2370

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Risk Factors

An investment in our Company involves a risk of loss. You should carefully consider the risks described below, before you make any investment decision regarding our Company. Additional risks, and uncertainties, including those generally affecting the market in which we operate or those we currently deem immaterial, may also impair our business. If any such risks actually materialize, our business, financial condition and operating results could be adversely affected. In such case, the trading price of our common stock could decline.

The following risk factors are not exhaustive and the risks discussed herein do not purport to be inclusive of all possible risks but are intended only as examples of possible investment risks.

Risks Related to Our Business

WE NEED TO RAISE ADDITIONAL CAPITAL WHICH MAY NOT BE AVAILABLE TO US OR MIGHT NOT BE AVAILABLE ON FAVORABLE TERMS.

We will need additional funds to implement our business plan as our business model requires significant capital expenditures. We will need substantially more capital to execute our business plan. Our future capital requirements will depend on a number of factors, including our ability to grow our revenues and manage our business. Our growth will depend upon our ability to raise additional capital, possibly through the issuance of long-term or short-term indebtedness or the issuance of our equity securities in private or public transactions. If we are successful in raising equity capital, because of the number and variability of factors that will determine our use of the capital, our ultimate use of the proceeds may vary substantially from our current plans. We expect that our management will have considerable discretion over the use of equity proceeds.

INDEBTEDNESS MAY BURDEN US WITH HIGH INTEREST PAYMENTS AND HIGHLY RESTRICTIVE TERMS WHICH COULD ADVERSELY AFFECT OUR BUSINESS.

As a matter of Company policy, our financial plans will limit our debt exposure to a reasonable level. However, a significant amount of indebtedness could increase the possibility that we may be unable to generate sufficient revenues to service the payments on indebtedness, when due, including principal, interest and other amounts.

To the extent that we need to convert United States dollars into foreign currencies for our operations, appreciation of the foreign currency against the United States dollar could have a material adverse effect on our business, financial condition and results of operations.

OUR STRATEGY FOR GROWTH MAY INCLUDE JOINT VENTURES, STRATEGIC ALLIANCES AND MERGERS AND ACQUISITIONS, WHICH COULD BE DIFFICULT TO MANAGE.

The successful execution of the our growth strategy may depend on many factors, including identifying suitable companies, negotiating acceptable terms, successfully consummating the corporate relationships and obtaining the required financing on acceptable terms. We may be exposed to risks that we may incorrectly assess new businesses and technologies. We could face difficulties and unexpected costs during and after the establishment of corporate relationships.

Acquisitions may be foreign acquisitions which would add additional risks including political, regulatory and economic risks related to specific countries as well as currency risks.

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WE MAY BE EXPOSED TO TAX AUDITS.

Our U.S. federal and state tax returns may be audited by the U.S. Internal Revenue Service (the “IRS”). An audit may result in the challenge and disallowance of deductions claimed by us. Further, an audit could lead to an audit of one or more of our investors and ultimately result in attempts to adjust investors’ tax returns with respect to items unrelated to us. We are unable to guarantee the deductibility of any item that we acquire. We will claim all deductions for federal and state income tax purposes which we reasonably believe that we are entitled to claim. In particular, we will elect to treat as an expense for tax purposes all interest, management fees, taxes and insurance. The IRS may disallow any of the various elements used in calculating our expenses, thereby reducing federal income tax benefits of an investment. To the extent that any challenge or disallowance is raised in connection with a tax return filed by an individual shareholder, the cost of any audit and/or litigation resulting there from would be born solely by the affected shareholder. In the event the IRS should disallow any of our deductions, the directors, in their sole discretion, will decide whether to contest such disallowance. No assurance can be given that in the event of such a contest the deductions would be sustained by the courts. If the disallowance of any deductions results in an underpayment of tax, investors could also be responsible for interest on the underpayments.

Risks Related to our Industry

RISK FACTORS

PLEASE CONSIDER THE FOLLOWING RISK FACTORS BEFORE DECIDING TO INVEST IN OUR COMMON STOCK.

This offering and any investment in our common stock involves a high degree of risk. You should carefully consider the risks and uncertainties described below and all of the information contained in this prospectus before deciding whether or not to purchase our common stock. The risks and uncertainties described below are those that our management currently believes may significantly affect us. If any of the following risks actually occurs, our business, financial condition and results of operations could be harmed and investors in our common stock could lose part or all of their investment in our shares The numbers preceding the risk factors below are for ease of reference only and are not intended as a ranking of such risk factors.

RISKS RELATED TO OUR BUSINESS

The U.S. commercial real estate recovery, although slow, has been visible in improved fundamentals, capital availability, asset pricing and transactions. REITs continue to outperform others, primarily due to higher liquidity and relatively easy access to capital markets. However, the commercial real estate recovery appears to be unsteady, with increased “caution” given the nation’s stalled economic recovery, which is due, in part, to sovereign debt problems and economic stagnation in Europe as well as slowing growth in emerging markets such as China and India.

In Canada, the shortage of product (evidenced by real estate investment trusts (REITs) buying portfolios and private funds buying REITs) and very low current vacancy rates suggest more demand-side price upside, even though the large development pipeline may temper rent growth. The strong Canadian dollar is a problem for the domestic economy, though positive for Canadian institutions going global - a trend expected to increase in 2013.

These factors, combined with pervasive condo overbuilding, are resulting in "Are we at the top?" questions in Canada. On the other hand, in the U.S., the early signs of a housing recovery are triggering the question: "Is the U.S. at the bottom?" The lack of development is providing confidence for investors making value-add acquisitions, and core class A product is expensive everywhere. Thus, as Canada appears to have reached a short-term top in pricing, the U.S. is just beginning to get its sea legs.

-Capital markets are challenging for real estate firms, as lenders and investors continue to scrutinize property type, location, and sponsorship. Continued uncertainty around the European sovereign debt crisis is adding to the pressure.

-High vacancy rates have taken their toll on real estate companies, but are easing to varying degrees around the country. The strongest improvements have been seen in apartments, office, and industrial properties. Retail vacancy rates have also improved to a lesser degree.

-Declining asset values have led property owners and management companies to reduce operating expenses, including the postponement of building. Asset values could rise if job creation continues in metropolitan areas and vacancy rates continue to improve.

-Insurers remain concerned about widespread environmental claims, including contaminated drywall and mold/indoor air quality claims in the commercial and habitation segments, and chlorinated solvent claims in the retail and industrial segments.

WE DO NOT HAVE AN INDEPENDENT AUDIT OR COMPENSATION COMMITTEE, THE ABSENCE OF WHICH COULD LEAD TO CONFLICTS OF INTEREST OF OUR OFFICERS AND DIRECTORS AND WORK AS A DETRIMENT TO OUR SHAREHOLDERS.

We do not have an independent audit or compensation committee. The absence of an independent audit and compensation committee could lead to conflicts of interest of our officers and directors, which could work as a detriment to our shareholders.

1 - Avison Young's 2013 Canada, U.S. Forecast

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WE HAVE A VERY LIMITED OPERATING HISTORY AND THERE IS NO ASSURANCE THAT OUR FUTURE OPERATIONS WILL RESULT IN REVENUES OR PROFITS. WE HAD ACCUMULATED DEFICIT OF $111,222 AS OF SEPTEMBER 30, 2012, AND HAD NET LOSSES OF $38,951 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012. IF WE CANNOT GENERATE SUFFICIENT REVENUES TO OPERATE PROFITABLY, THEN WE MAY SUSPEND OR CEASE OUR OPERATIONS AND YOU COULD EVEN LOSE YOUR ENTIRE INVESTMENT IN OUR COMMON STOCK.

Our business is young and has not lived through multiple cycles of economic growth and contraction. As such, there is no significant track record with which an investor might be able to assume or predict how the company might perform. Due to the limited operating history of the company there can be no assurance that the company will generate adequate revenues to sustain the business.

Further, our limited operating history has not allowed us to build a reliable sales and support system, on which the company could adequately predict future sales and growth. Even though the company believes it will be able to hire the right people to develop a successful system, there is no assurance that one will be developed, and if one is there is no assurance it will be successful.

Therefore, our business and prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies providing services to a rapidly evolving market. As a result, management may be unable to adjust its spending in a timely manner to compensate for any unexpected revenue shortfall. This inability could cause net losses in a given period to be greater than expected. An investment in our securities represents significant risk and you may lose all or part your entire investment.

THERE MAY BE CONFLICTS OF INTEREST BETWEEN OUR MANAGEMENT AND OUR NON-MANAGEMENT SHAREHOLDERS.

Conflicts of interest create the risk that management may have an incentive to act adversely to the interests of other investors. A conflict of interest may arise between our management’s personal pecuniary interest and it’s fiduciary duty to our shareholders. Further, our management's own pecuniary interest may at some point compromise its fiduciary duty to our shareholders.

WE DEPEND HEAVILY ON MANAGEMENT TEAM AND CONSULTANTS AND THE LOSS OF ANY OF OUR EXECUTIVE OFFICERS COULD SIGNIFICANTLY WEAKEN OUR MANAGEMENT EXPERTISE AND ABILITY TO RUN OUR BUSINESS.

Our business strategy and success is dependent on the skills and knowledge of our management team and consultants. As of the date of this report, Ms. Andrea Zecevic is our President and Chief Executive Officer. The loss of services of Ms. Andrea Zecevic executive duties could weaken significantly our management expertise and our ability to efficiently run our business. We do not maintain key man life insurance policies on Ms. Andrea Zecevic

FUTURE SUCCESS IS HIGHLY DEPENDENT ON THE ABILITY OF OUR MANAGEMENT TO LOCATE AND ATTRACT SUITABLE ACQUISITIONS.

The nature of our operations is highly speculative and there is a consequent risk of loss of your investment. The success of our plan of operation will depend to a great extent on the operations, financial condition and management of the identified business opportunity. While management intends to seek additional acquisitions(s) with entities having established operating histories, we cannot assure you that we will be successful in locating candidates meeting that criterion. In the event we complete an acquisition, the success of our operations may be dependent upon management of the subsidiary companies.

CONFLICTS OF INTERESTS MAY DEVELOP BETWEEN COMPANY OFFICERS, DIRECTORS AND AFFILIATES.

Subject to compliance with applicable laws and legal doctrines of corporate loyalty, officers and directors of the Company may identify new acquisitions or choose to otherwise develop projects outside of the Company. Members of the Board or officers who may be subject to conflicts shall not be involved in deliberation or voting by the Board with respect to such projects.

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Risks Related To Investing In Our Common Shares

An investment in our shares is highly speculative and purchasers may suffer substantial dilution per common share compared to the purchase price. We may need additional funding. No individual should invest in our common shares who cannot afford to risk the loss of his or her entire investment. All shares are currently restricted and may not be sold except subject to the Escrow Agreement. If a shareholder wishes to sell his stock, he must notify the Company. The Company must then determine if the sale complies with the applicable “Blue Sky” laws. Any sale is subject to the terms of the Escrow Agreement and would not be completed until a later date The sale may never be completed as discussed in "Escrow Agreement" immediately prior to this provision. See “Risk Factors" immediately following this provision.

WE DO NOT ANTICIPATE PAYING CASH DIVIDENDS.

We do not anticipate paying cash dividends in the foreseeable future. We intend to retain any cash flow we generate for investment in our business. Accordingly, our common stock may not be suitable for investors who are seeking current income from dividends. Any determination to pay dividends on our common stock in the future will be at the discretion of our board of directors.

BECAUSE THE MARKET FOR OUR COMMON SHARES IS LIMITED, INVESTORS MAY NOT BE ABLE TO RESELL THEIR COMMON SHARES.

Our common shares do not currently trade on any exchange. The company’s shares are set to trade on the Over-the-Counter- quotation system pending the filing of the 15c211 registration with FINRA by a participating market maker.

THERE ARE LEGAL RESTRICTIONS ON THE RESALE OF THE COMMON SHARES OFFERED, INCLUDING PENNY STOCK REGULATIONS UNDER THE U.S. FEDERAL SECURITIES LAWS.

We anticipate that our common stock will be subject to the penny stock rules under the Securities Exchange Act of 1934, as amended. These rules regulate broker/dealer practices for transactions in “penny stocks.” Penny stocks are generally equity securities with a price of less than $5.00. The penny stock rules require broker/dealers to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker/dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker/dealer and its salesperson and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations and the broker/dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction, the broker and/or dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. The transaction costs associated with penny stocks are high, reducing the number of broker-dealers who may be willing to engage in the trading of our shares. These additional penny stock disclosure requirements are burdensome and may reduce all of the trading activity in the market for our common stock. As long as the common stock is subject to the penny stock rules, our shareholders may find it more difficult to sell their shares.

IF WE RAISE FUNDS THROUGH THE ISSUANCE OF EQUITY OR CONVERTIBLE DEBT SECURITIES, YOUR OWNERSHIP WILL BE DILUTED.

If we raise funds through the issuance of equity or convertible debt securities, the percentage ownership held by existing shareholders will be reduced, new securities may contain certain rights, preferences or privileges that are senior to those of our common shares. Furthermore, any additional equity financing may be dilutive to shareholders, and debt financing, if available, may involve restrictive covenants, which may limit our operating flexibility with respect to certain business matters.

GRANTS OF STOCK OPTIONS AND OTHER RIGHTS TO OUR EMPLOYEES MAY DILUTE YOUR STOCK OWNERSHIP.

We plan to attract and retain employees in part by offering stock options and other purchase rights for a significant number of common shares. We have approved 20,000,000 warrants but no shares have been issued at this time. The issuance of common shares pursuant to these warrants issued in the future, will have the effect of reducing the percentage of ownership in us of our then existing shareholders.

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OUR STOCK PRICE MAY BE VOLATILE AND MARKET MOVEMENTS MAY ADVERSELY AFFECT YOUR INVESTMENT.

Once our stock has begun trading on the OTC exchange, the market price of our stock may fluctuate substantially due to a variety of factors, many of which are beyond our control. The stock markets in general have experienced substantial volatility that has often been unrelated to the operating performance of particular companies. These broad market fluctuations may adversely affect the market price of our stock. Future sales of our common shares by our shareholders could depress the price of our stock.

THE COMPANY WILL BE SUBJECT TO THE PERIODIC REPORTING REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 WHICH WILL REQUIRE US TO INCUR AUDIT FEES AND LEGAL FEES IN CONNECTION WITH THE PREPARATION OF SUCH REPORTS.

We will be required to file periodic reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. In order to comply with these Regulations, our independent registered public accounting firm must review our financial statements on a quarterly basis and audit our financial statements on an annual basis.

Item 2.	Financial Information

Selected Financial Data

Pursuant to permissive authority under Regulation S-K, Rule 301, we have omitted selected financial data.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of the financial condition and results of operations of the Company should be read in conjunction with the financial statements and the related notes thereto included elsewhere in this Report. This Report contains certain forward-looking statements and the Company's future operating results could differ materially from those discussed herein. Certain statements contained in this Report, including, without limitation, statements containing the words “believes”, “anticipates,” “expects” and the like, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, as the Company intends to issue “penny stock,” as such term is defined in Rule 3a51-1 promulgated under the Exchange Act, the Company is ineligible to rely on these safe harbor provisions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions of the forward-looking statements contained or incorporated by reference herein to reflect future events or developments, except as required by the Exchange Act.

The MD&A discussion set forth below is based on the unaudited financial statements of 2235150 ONTARIO INC as of September 30, 2012 and the related statements of operations, shareholders' equity and cash flows for periods ended September 30, 2012 and 2011, and audited financial statements of 2235150 ONTARIO INC as of December 31, 2011 and 2010, and the related statements of operations, shareholders' equity and cash flows for years ending December 31, 2011 and 2010. A copy of these financial statements is attached as Exhibit 99.1 hereto.

2235150 Ontario Inc. was organized under the laws of the Province of Ontario on February 25, 2010 and engaged in the business of commercial real estate rental. Accordingly, the Company has only a limited history upon which an evaluation of its prospects and future performance can be made. The Company’s operations are subject to all business risks associated with new enterprises. The likelihood of the Company’s success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with the expansion of a business, operation in a competitive industry, and the continued development of advertising, promotions and a corresponding customer base. There is a possibility that the Company may incur losses in the future. There can be no assurances that 2235150 Ontario Inc. will continue to sustain operations.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to companies that comply with public company effective dates.

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Results of Operations

For the three and nine months ended September 30, 2012 and 2011

Revenues

We had revenues of $16,131 and $48,394 for the three and nine months ended September 30, 2012, respectively, compared to revenues of $16,314 and $48,941 for the three and nine months ended September 30, 2011, respectively. Our revenues were stable from time to time, which were generated from rental income from two leases with related parties due to common ownership of businesses. The slight difference was due to foreign currency translation adjustments.

Cost of Sales

Cost of sales was $10,183 and $30,803 for the three and nine months ended September 30, 2012, respectively, compared to cost of sales in amount of $10,117 and $30,351 for the three and nine months ended September 30, 2011, respectively. Our cost of sales was due primarily to the cost of property held for leasing by major classes of property according to nature or function, which were deprecation expenses during the periods.

Expenses

We had operating expenses of $20,231 and $34,124 for the three and nine months ended September 30, 2012, respectively, compared to operating expenses of $8,867 and $15,678 for the three and nine months ended September 30, 2011, respectively. The increase by $11,364 and $18,446 during current periods was due primarily to the increase in taxes and other general expenses.

For the years ended December 31, 2011 and 2010

Revenues

We had revenues of $65,255 and $36,544 for the years ended December 31, 2011 and 2010, respectively. Our revenues were generated from rental income from the leases with related parties due to common ownership of businesses. The increase by $28,711 during the year of 2011 was due to one more lease we obtained in 2011.

Cost of Sales

Cost of sales was $42,224 and $15,540 for the years ended December 31, 2011 and 2010, respectively. Our cost of sales was due primarily to the cost of property held for leasing by major classes of property according to nature or function, which were deprecation expenses during the periods. The increase by $26,684 during the year of 2011 was due to one more lease we obtained in 2011.

Expenses

We had operating expenses of $28,673 and $36,066 for the years ended December 31, 2011 and 2010, respectively. The decrease by $7,393 during the year of 2011 was due to the decrease in taxes.

Liquidity and Capital Resources

For the nine months ended September 30, 2012 and 2011

Operating Activities

Net cash provided by operating activities was $5,014 during the nine months ended September 30, 2012, compared to net cash of $40,967 used in operating activities during the nine months ended September 30, 2011. Positive cash flow from operation during the nine months ended September 30, 2012 was due to the increase in accounts payable in amount of $13,155, and the net loss of $38,951 offset by non-cash expenses of $30,810. Negative cash flow from operation during the nine months ended September 30, 2011 was due primarily to the net loss of $19,672, plus the increase in other current assets in the amount of $54,886, partially offset by non-cash expenses of $30,351.

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Investing Activities

Net cash used in investing activities was $7,419 and $20,299 during the nine months ended September 30, 2012 and 2011, respectively, due solely to disbursements for building improvements during both periods.

Financing Activities

Net cash provided by financing activities was $4,854 and $47,852 during the nine months ended September 30, 2012 and 2011, respectively. Positive cash flow from financing activities during the nine months ended September 30, 2012 was due to borrowing from related parties in amount of $18,240, which was $61,474 during the comparative period in 2011, offset by repayment of bank loan in amount of $13,386, which was $13,622 during the comparative period in 2011.

For the years ended December 31, 2011 and 2010

Operating Activities

Net cash provided by operating activities was $10,471 during the year ended December 31, 2011, compared to net cash of $21,954 used in operating activities during the year ended December 31, 2010. Positive cash flow from operation during the year ended December 31, 2011 was due to the increase in accounts payable in amount of $3,008, and the net loss of $35,178 offset by non-cash expenses of $42,224. Negative cash flow from operation during the year ended December 31, 2010 was due primarily to the net loss of $37,093, partially offset by non-cash expenses of $15,540.

Investing Activities

Net cash used in investing activities was $29,831 and $85,561 during the years ended December 31, 2011 and 2010, respectively, due solely to disbursements for building improvements during both years.

Financing Activities

Net cash provided by financing activities was $4,553 and $126,733 during the years ended December 31, 2011 and 2010, respectively. Positive cash flow from financing activities during the year ended December 31, 2011 was due to borrowing from related parties in amount of $23,291, which was $139,541 during the year of 2010, offset by repayment of bank loan in amount of $18,738, which was $12,808 during the year of 2010.

We had cash of $6,956 on hand as of September 30, 2012, the most readily available recent date. The accumulated deficit as of September 30, 2012 was $111,222. Our current cash on hand is not sufficient to meet our working capital requirements for the next twelve month period. Completion of our plan of operations is subject to attaining adequate revenue. We cannot assure investors that adequate revenues will be generated. Even without adequate revenues within the next twelve months, we still anticipate being able to continue with our present activities, but we may require financing to achieve operation and growth goals and to meet our working capital requirements. If we are able to conduct an equity offering, there will be dilution to the current stockholders of the Company and to the investors that acquire shares in the offering; and if we are able to conduct a debt offering, we will likely be subject to various covenants on our business operations and may be required to make payments during the term of the securities.

We anticipate that our operational, and general and administrative expenses for the next 12 months will total approximately $500,000. We also do not expect any significant additions to the number of employees, unless financing is raised. The foregoing represents our best estimate of our cash needs based on current planning and business conditions. The exact allocation, purposes and timing of any monies raised in subsequent private financings may vary significantly depending upon the exact amount of funds raised and our progress with the execution of our business plan.

Off Balance Sheet Arrangements

As of September 30, 2012, we did not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

Revenue Recognition— The Company’s revenue is derived from rental income from two leases with related parties due to common ownership of businesses. The now expired leases are considered month-to-month leases. In accordance with section 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition, the cost of property held for leasing by major classes of property according to nature or function, and the amount of accumulated depreciation in total, is presented in the accompanying December 31, 2011 balance sheet. There are no contingent rentals included in income in the accompanying statements of operations. With the exception of the month-to-month leases, revenue is recognized on a straight-line basis and amortized into income on a monthly basis, over the lease term.

Plant and Equipment

The Company does not expect to make direct expenditures on products and equipment. The Company will pursue its projects through affiliates.

Employees

As of September 30, 2012, the Company has one senior management employee.

Research and Development

The Company has not expended significant amounts on research and development.

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QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information to be reported under this item is not required of smaller reporting companies.

Item 3.	Properties

2235150 ONTARIO INC 5-5155 Spectrum Way, Mississauga, Ontario L4W5A1 Canada

Item 4.	Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of December 31st, 2011by (i) each director of the Company; (ii) each of the Company's officers named in the Summary Compensation Table and other key employees of our Company; (iii) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock; and (iv) all directors and named executive officers as a group. Except as otherwise indicated below, each person named has sole voting and investment power with respect to the shares indicated. The percentage of ownership set forth below reflects each holder's ownership interest in 27,500,000 issued and outstanding shares of the Company's common stock after giving effect to the issuances of Common Stock in connection with the closing of the acquisition of the Saveene Companies.

Amount and Nature of Beneficial Ownership

Name and Address of Beneficial Owner	Shares	Options/ Warrants	Total	Percentage of Shares Outstanding
Five Percent Shareholders

Executive Officers and Directors

Andrea Zecevic, Chief Executive Officer, and Director	16,666,667			42%

Keith Roberts, Chief Financial Officer	54,000			1.3%

Teresa Rubio	18,333,333			46%

The mailing address for each of the listed individual is c/o Saveene Group, Inc. 5155 Spectrum Way, Unit #5, Mississauga, ON, Canada L4W 5A 1(647) 426-1640

The Company is not aware of any pledges of any shares, options or warrants by any of the individuals or entities listed above.

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Item 5.	Directors, Executive Officers and Key Employees

The following table presents information with respect to our officers, directors and significant employees as of March 31, 2013:

Name	Age	Position
Andrea Zecevic	43	Chief Executive Officer
Teresa Rubio	65	Chief Operations Officer
Keith Roberts	60	Chief Financial Officer

Each director serves until the next annual meeting of shareholders and until his/her successor shall have been elected and qualified.

Set forth below is biographical information regarding the current officers, directors and significant employees of the Company as of December 31, 2012.

Officers and Directors of the Company

ANDREA ZECEVIC, President, Chief Executive Officer, Secretary and the sole Director

ANDREA ZECEVIC has been the President, Chief Executive Officer, Secretary and the sole Director of SAVEENE GROUP CORP., a Delaware corporation, since January 18, 2013 . Ms. Andrea Zecevic has also been the President and Chief Executive Officer and a Director of SAVEENE GROUP CORP.

Andrea Zecevic, Chief Executive Officer

A former scientist, Ms. Zecevic ventured into the marketing industry ten years ago. Andrea Zecevic, Chief Executive Officer of a Marketing Corporation, has been recognized by Cambridge Who's Who for showing dedication, leadership and excellence in business management.

After working in relative isolation as a scientist in a biological laboratory, Ms. Zecevic realized that she wanted to work in a profession that would allow her to engage her rapport-building and presentation skills, as well as her aptitude for research. She found her niche in the marketing industry eight years ago, and has served as CEO of a Marketing Corporation for the past eight years. As CEO, Ms. Zecevic finds ways to maximize client companies' revenue, visibility and growth. She has also expanded the company and cultivated an expertise in the management and development of new ideas. Ms. Zecevic keeps abreast of market trends, social media, public relations, and investor relations to measure stakeholder satisfaction.

Ms. Zecevic earned a Science degree, with honors, from the University of Toronto. She is pursuing an MBA and holds membership to the Canadian Marketing Association. Her plans include to successfully run a property management business utilizing her vast marketing skills, and acquired management skills to bring value to all stakeholders all while finding innovative ways to increase the performance of the value chain all while keeping an eye on key performance indicators, competition, and measuring the market demands.

Ms. Zecevic also speaks multiple languages adding value to building relationships that can increase shareholder value over time, through various potential mergers and supplier relationships that can serve to increase the value and performance for all stakeholders. Ms. Zecevic utilizes her strategic management skills to develop a high degree of focus, divergence and a compelling tagline that is sure to increase customer delight and business performance levels.

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Teresa Rubio, Chief Operations Officer

Ms. Rubio brings over 40 years of entrepreneurial experience in financial markets with focus on business management, administration and accounting in Canada, Spain and Argentina. At a young age of 19, Teresa began working at one of the top retail stores in Argentina while continuing her studies in the field of Accounting; where she gained experience in the areas of bookkeeping, accounting, and controlling.

From 1974 to 1980 Ms. Rubio after graduating as an accountant, she moved to Canada to pursue her career in her field of specialty by working at a Technology and Consulting Firm, where she gained technical experience and acquired a high degree of management as well as organizational skills. From 1980 to 1983 Ms. Rubio moved to Spain to be with her family and worked for a food manufacturing plant doing accounting. From 1980 to 2000 Ms. Rubio went off to pursue other interest in the Ministry of Education Ms. Rubio’s ability to meet deadlines, manage projects, multitask and implement bookkeeping systems has made her a top Finance and Administration Manager. From 2005 to 2009 Ms. Rubio was asked to run a construction company as Chief Executive Officer her previous experience in management, accounting, technical experience as well as her ability to speak four (Spanish, Italian, Portuguese, and English) languages has helped the company with foreign clients.

Ms. Rubio currently offers consulting to various companies in need for good accounting processes, and business management in various business operations sectors.

Mr. Keith Roberts, Chief Financial Officer

As President of Comprehensive Business Services, Mr. Roberts brings over 30 years of experience in the areas of finance, administration and manufacturing at the senior management level. After graduating from University of Waterloo with a Bachelor of Mathematics, Mr. Roberts pursued a professional accounting designation obtaining his CMA in 1983. After serving several years at key level positions in a variety of industries including -

Branch Controller - NCR Canada, - 1980 - 1983

Manager of Operations - Polar Plastics Ltd. - 1983 - 1987

VP & General Manager - Kirby Manufacturing - 1987 - 1991

VP-Finance & Administration - Eco-Med Pharmaceuticals Ltd - 1991 - 1995,

Mr. Roberts established his own accounting firm in 1995. For the next 10 years, Mr. Roberts successfully marketed and grew his practice providing accounting, financial and over all business expertise to small business owners to over a 100 clients in all areas of industrial and retail operations until its downsizing in 2005.

From 2005 to present, Mr. Roberts has been a financial strategist and his background bodes well as he continues as President of Comprehensive Business Services consulting and utilizing his diversified skills for a select group of corporate clients.

Conflicts Of Interest

The officers and directors of our Company are subject to restrictions regarding opportunities which may compete with the Company's business plan. New opportunities which are brought to the attention of the officers and directors of the Company must be presented to the Board of Directors and made available to the Company for consideration and review under principals of state law corporate opportunity doctrines.

Our Ethics Policy requires each employee to avoid any activity, investment or association that conflicts or interferes with the independent exercise of his or her judgment or actions adverse to the Company's best interests.

The Company anticipates that officers and directors of the Company will each be involved with other entities and activities entities which could create a potential for conflict with the Company. Each of these individuals will be subject to the Company’s ethics policy regarding such activities.

Transactions with Related Persons

The Company has acquired 2235150 ONTARIO INC., from 2235150 ONTARIO INC., Shareholders in exchange for the issuance of 27,500,000 restricted shares of the Company’s common stock (the “2235150 ONTARIO INC.”). The valuation for purposes of such acquisition was determined to be $1,020,000 on the basis of an understanding between the Company and the representatives of the Saveene Group, Inc. as of December 31, 2012.

Teresa Rubio is the CEO of 2235150 ONTARIO INC., which entered into the Saveene Acquisition with the Company.

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Involvement in Certain Legal Proceedings

To our knowledge, during the past five years, no director, person nominated to become a director, executive officer, promoter or control person of the company: (1) had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) was convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type or business, securities or banking activities; or (4) was found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the executive officers and directors, and persons who beneficially own more than 10% of the equity securities of reporting companies, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrong doing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. To the knowledge of the Company, there have been no reported violations of the Code of Ethics. In the event of any future amendments to, or waivers from, the provisions of the Code of Ethics, we intend to describe on our Internet website, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

Under the Ethics Policy, no employee, or any member of employee's immediate family, is permitted to accept money, gifts of other than nominal value, unusual entertainment, loans, or any other preferential treatment from any customer or supplier of the Company where any obligation may be incurred or implied on the giver or the receiver or where the intent is to prejudice the recipient in favor of the provider. Likewise, no employee is permitted to give money, gifts of other than nominal value, unusual entertainment or preferential treatment to any customer or supplier of the Company, or any employee or family members thereof, where any obligation might be incurred or implied, or where the intent is to prejudice the recipient in favor of the Company. No directors, officers or employees are permitted to solicit or accept kickbacks, whether in the form of money, goods, Group, Inc. or otherwise, as a means of influencing or rewarding any decision or action taken by a foreign or domestic vendor, customer, business partner, government employee or other person whose position may affect the Company's business. No employee is permitted to use Company property, Saveene Group, Inc., equipment or business for personal gain or benefit. Employees may not act on behalf of, or own a substantial interest in, any company or firm that does business, or competes, with the Company, or conduct business on behalf of the Company with any company or firm in which the employee or a family member has a substantial interest or affiliation. Exceptions require advance written approval from the Chief Financial Officer. Employees must not personally benefit from outside endeavor as a result of their employment by the Company. Other than the provisions of our Ethics Policy governing conflicts of interest, we have not adopted a specific conflicts of interest policy.

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Board Committees

Audit Committee

Audit committee functions are performed by our entire board of directors. Our audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and (5) funding for the outside auditory and any outside advisors engagement by the audit committee. The audit committee does not have a charter, but anticipates adopting one in the immediate future.

Audit Committee Financial Expert

None of our directors or officers has the qualifications or experience to be considered a financial expert. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our limited operations, we believe the Saveene Group, Inc. of a financial expert is not yet warranted. We intend to appoint an audit committee financial expert during the foreseeable future.

Disclosure Committee

Disclosure committee functions are performed by our entire board of directors.

Director Independence

None of the members of the Company’s Board may be deemed to be independent. The Company has adopted the standards for independence contained in the Nasdaq Marketplaces Rules, Rule 4350(d) and Rule 4200(a)(15).

Compensation Committee

Compensation committee functions are performed by our entire Board. The Board does not have a charter or other formal policies regarding compensation. The Company paid no compensation during 2011. The Board anticipates adopting a charter or other formal policies regarding compensation following the Closing.

Board Meetings and Committees; Annual Meeting Attendance

Shareholder Communications

Any shareholder may communicate directly to the Board by sending a letter to the Company’s address of record.

Item 6.	Executive Compensation

Summary Compensation Table (1)

Name and Principal Position	Year	Salary	Option Awards	Total

Andrea Zecevic, CEO	2013	$150,000	$0	$150	,000

(1) The table reflects each of the Company’s fiscal years ending December 31, 2012 and the period from January 1, 2011 through December 31, 2012. Pursuant to permissive authority under S-K Rule 402(a)(5) we have omitted tables and columns where there has been no compensation awarded to, earned by, or paid to any of the named executive officers or directors required to be reported in that table or column in any fiscal year covered by that table. The table omits officers and directors appointed after December 31, 2012.

(2) Ms. Andrea Zecevic was appointed as the Company’s Chief Executive Officer .

Andrea Zecevic, Chief Investment Officer, Acting Chief Executive Officer

Ms. Andrea Zecevic shall receive in compensation for her services to Saveene Group, Inc. as an officer a base salary of $150,000 for her services to the company. Ms. Zecevic shall be compensated for her services to Saveene Group, Inc. as a director in the amount of $2,000 per month.

Equity Incentive Plan

The Company does not currently have an equity compensation plan. The Company expects to adopt an equity incentive plan for its officers, directors and key employees during 2012 and make grants under such plan in accordance with comparable industry standards.

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Item 7.	Certain Relationships and Related Transactions, and Director Independence

2235150 ONTARIO INC. Acquisition

Teresa Rubio is the director of 2235150 ONTARIO INC., which entered into the Saveene Acquisition with the Company.

The Company has acquired 2235150 ONTARIO INC., from 2235150 ONTARIO INC. Shareholders, in exchange for the issuance of 27,500,000 restricted shares of the Company’s common stock (the “2235150 ONTARIO INC.”).

Director Independence

None of the members of the Company’s Board may be deemed to be independent. The Company has adopted the standards for independence contained in the Nasdaq Marketplaces Rules, Rule 4350(d) and Rule 4200(a)(15).

Item 8.	Legal Proceedings

The Company is not, and has not been during the most recent fiscal year, a party to any legal proceedings.

Item 9.	Market Price of Registrant’s Common Equity and Related Shareholder Matters

(a) Market Information.

Currently, no public market exists for our common stock. We will seek to have a market maker publish quotations for our common stock on the OTCQB exchange ("OTCQB"), which is maintained by the Financial Institutions National Regulatory Authority. However, the company has made an application to Spartan Securities 15500 Roosevelt Boulevard Suite 301 Clearwater FL 33760 Phone: 727.533.5233 | Fax: 727.483.5445, www.spartansecurities.com to submit its form 15c211 to FINRA for a trading symbol. We cannot assure you that a public market for our common stock will develop. Ownership of our common stock is likely to be an illiquid investment. Although all of our selling shareholders have entered into an escrow agreement, unless we determine that a sale satisfies the applicable "Blue Sky" laws the sale of our common stock is not permitted until the Business. If our common stock becomes traded on the OTC Bulletin Board, the sale price will vary according to prevailing market prices or privately negotiated prices by the selling shareholders.

(b) Holders.

At December 31, 2012 there were 56 stockholders of record of the Company’s common stock. Company Shareholders who hold their shares in electronic format in U.S. brokerage accounts are not deemed to be separate stockholders as such shares are held of record by CEDE and Co. which is counted by the Company’s transfer agent as a single shareholder of record.

(c) Dividends.

The company has no plans for dividend issuance at this time.

(d) Securities authorized for issuance under equity compensation plans

We do not have any equity compensation plans and accordingly we have no securities authorized for issuance thereunder.

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Item 10. 1	Recent Sales of Unregistered Securities

Purchase of 7,500,000 shares of common stock by Andre Zecevic. (See Exhibit 10.1)

2235150 ONTARIO INC. Acquisition

The Company has acquired 2235150 ONTARIO INC., and its assets from the 2235150 ONTARIO INC. Shareholders in exchange for the issuance of 27,500,000 restricted shares of the Company’s common stock. The valuation for purposes of such acquisition was determined to be $1,020,000 on the basis of an understanding between the Company and the representatives of the Saveene Group, Inc.as of January 13, 2013, with the number of shares to be issued thereof calculated by reference to the publicly quoted closing price of the Company’s Common Stock on December 31, 2012. The 2235150 ONTARIO INC Acquisition was made in reliance upon the exemption from Securities Act registration provided by Section 4(2) of the U.S. Securities Act, and the rules and regulations promulgated thereunder, including Rule 903 of Regulation S. The 2235150 ONTARIO INC Shareholders are not a U.S. person (as such term is defined in Rule 902(k) of Regulation S).

Warrant issued

None

Facilitation Agreement Share Issuance

Item 11.	Description of Registrant’s Securities

Authorized Capital Stock

Our authorized capital stock consists of 250,000,000 shares of common stock, par value $0.0001 per share. The holders of our common stock:

·	have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;
·	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

·	do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and
·	are entitled to one non-cumulative vote per share on all matters on which shareholders may vote.

All shares of common stock now outstanding are fully paid for and non-assessable. We refer you to our Articles of Incorporation, Bylaws and the applicable statutes of the State of Delaware for a more complete description of the rights and liabilities of holders of our securities.

Non-Cumulative Voting

Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Cash Dividends

As of the date of this Report, we have not paid any cash dividends to shareholders. The declaration of any future cash dividend will be at the discretion of our board of directors and will depend upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Periodic Securities & Exchange Commission Reports

As of the effective date of our registration statement on Form S-1, SAVEENE GROUP CORP became subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, we will file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You should call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings will also be available to the public at the SEC's web site at http://www.sec.gov.

You may request, and we will voluntarily provide, a copy of our filings, including our annual report, which will contain audited financial statements, at no cost to you, by writing or telephoning us at the following address and telephone number:

SAVEENE GROUP CORP,

30 EGLINTON AVE W, SUITE 808,

MISSISSAUGA ONTARIO M5H 2W9

CANADA

1 866 520 2370

Stock Transfer Agent

Action Stock Transfer Corporation

2469 E. Fort Union Blvd., Suite 214

Salt Lake City, UT 84121

Telephone: (801) 274-1088

Fax: (801) 274-1099

Email: info@actionstocktransfer.com

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Item 12.	Indemnification of Directors and Officers.

As permitted by Section 78.7502 of the Delaware Revised Statutes, Article V of the Company’s Bylaws indemnifies any officer, director or control person of the Company from liability, thereby making the Company responsible for any expenses or damages incurred by such officer, director or control person in any action brought against them based on their conduct in such capacity, provided they did not engage in negligence or misconduct in the performance of duty.

We expect that each member of the Company’s board of directors and each officer of the Company (each such individual, an “Indemnitee”) will enter into an indemnification agreement with the Company, pursuant to which the Company will indemnify Indemnitee for, and hold Indemnitee harmless from and against, any losses or expenses at any time incurred by or assessed against Indemnitee arising out of or in connection with the service of Indemnitee as a director, advisory director, Board Committee member, officer, employee or agent of the Company or an affiliate, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity while serving as an Officer or Director of the Company or of an affiliate, to the fullest extent permitted by law.

Item 13.	Financial Statements and Supplementary Data

Audited financial statements for the years ended December 31, 2011 and 2010, and audit reports thereto for 2235150 ONTARIO INC. are filed with this Report as Exhibit 99.1.

Unaudited financial statements for 2235150 ONTARIO INC. for the nine-month interim period ended September 30, 2012 are filed with this Report as Exhibit 99.2.

Pro forma financial statements of the Company giving effect to the acquisitions of 2235150 ONTARIO INC. on December 31, 2012 are filed with this Report as Exhibit 99.3.

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosures

Not Applicable.

Item 15.	Financial Statements and Exhibits

(a)	Financial Statements

1.	Audited financial statements for the years ended December 31, 2011 and 2010 for 2235150 ONTARIO INC.
2.	Unaudited financial statements for 2235150 ONTARIO INC. for the nine-month interim period ended September 30, 2012.

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(b)	Exhibit List

Exhibit	Description

Exhibit No.	Description of Exhibits

Exhibit 3.1	Certificate of Incorporation, incorporated by reference to Exhibit 3.1.1 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 26, 2010.

Exhibit 3.3	Certificate of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 3.1.2 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on March 26, 2010.

Exhibit 10.1	Securities Purchase by Andrea Zeckevic dated January 24, 2013.

Exhibit 10.27	Stock Purchase Agreement, by and between the Company, 2235150 ONTARIO INC., Saveene Group, Inc. and the Shareholders of 2235150 ONTARIO INC., dated as of May 13, 2011,

Exhibit 99.1	Audited financial statements for the years ended December 31, 2011 and 2010, and audit reports thereto for 2235150 ONTARIO INC.

Exhibit 99.2	Unaudited financial statements for 2235150 ONTARIO INC. for the nine-month interim period ended September 30, 2012.

Exhibit 99.3	Pro Forma Financial Statements for 2235150 ONTARIO INC.

Item 9.01:	Financial Statements and Exhibits.

Financial Statements

Those financial statements contained in Item 13, above are incorporated into this Item by reference thereto.

Exhibits

Those Exhibits contained in Item 15, above are incorporated into this Item by reference thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Saveene Group, Inc.

By:	/s/ Andrea Zecevic
Name: Andrea Zecevic
Title: Chief Executive Officer,

Date: March ___th, 2013

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Subsidiaries of 2235150 ONTARIO INC. CORP.

Index to Audited Financial Statements for the Years Ended December 31, 2011 and 2010

Independent Auditors’ Report to the Shareholders of 2235150 ONTARIO INC.	F-1
Balance Sheets as of December 31, 2011 and 2010	F-2
Statements of Operations for the Years Ended December 31, 2011 and 2010	F-3
Statements of Cash Flows for the Years Ended December 31, 2011 and 2010	F-4
Statement of Stockholders’ Deficit for the Years Ended December 31, 2011 and 2010	F-5
Notes to the Audited Financial Statements	F-6

Index to Unaudited Financial Statements for the Periods Ended September 30, 2012

Balance Sheets as of September 30, 2012 and December 31, 2011	F-10
Statements of Operations for the Three and Nine Months Ended September 30, 2012 and 2011	F-11
Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011	F-12
Notes to the Unaudited Financial Statements	F-13